Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2025 INR (₨)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 INR (₨)
Due to mature in the fiscal year ending March 31:
2026	₨ 12,328,690.0	$ 144,313.4	₨ 10,598,905.6
2027	3,205,064.6	37,516.9
2028	1,073,058.3	12,560.7
2029	466,507.6	5,460.7
2030	414,373.9	4,850.4
Thereafter	202,003.3	2,364.5
Total	₨ 17,689,697.7	$ 207,066.6	₨ 14,700,957.1